UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 20, 2025

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 92101

(Address of Principal Executive Offices) (Zip Code)

(619) 301-4200

Registrant's telephone number, including area code

 _______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 below regarding the reverse stock split described therein is incorporated by reference into this Item 3.03.

Item 5.03 Amendment to Articles of Incorporation or Bylaws

On February 20, 2025, a majority of the Shareholders and the Board of Directors considered that it is in the best interest of the shareholders to restructure the common capital of the TPT Global Tech, Inc. (the “Company”), and so the Board has determined to Amend the Articles of Incorporation to amend the capital structure of the Company by a reverse split which shall be followed effective the following day by a forward split.

Each share of issued and outstanding Common Stock as of a record date of to be determined, will be reverse split on a one new share for (depending on the market value near date of the reverse stock split) 500,000 to 2,168,000 old shares basis, rounding up fractional shares to the next whole share, followed by a forward split of 100 for one common share effective the following day, and the actions shall be effective on the beneficial owner level so that adjustments by issuance of shares at the beneficial owner level may be made by the transfer agent when necessary information has been provided by DTCC and an amendment to the Articles of Incorporation shall be filed with the Secretary of State of Florida, after FINRA processes the corporate action. The effective date shall be determined upon approval by FINRA of the corporate action, by the CEO in his discretion.  The actual reverse stock split shares within the range will be determined by the Board of Directors based on market conditions at the time determined necessary by FINRA and appropriately filed with the State of Florida.

This action requires the approval of the Financial Industry Regulatory Authority (“FINRA”). The reverse split in the market is pending FINRA approval and may be delayed while waiting for approval.

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On February 27, 2025, the Company issued a press release entitled “TPT Global Tech Joins SAMENA Council to Bring VuMe Live Super App and Other High Value Partnership Innovations to Telecom Operators in the SA-ME-NA & Africa Regions.”  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit

99.1	Press Release dated February 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT GLOBAL TECH, INC.

By:	/s/ Stephen J. Thomas III
Stephen J. Thomas III,
Title:	Chief Executive Officer

Date:	March 3, 2025

3